                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                              INFORMATION REQUIRED
                               IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                        [X] Preliminary Proxy Statement.

                        [ ] CONFIDENTIAL, FOR USE OF THE
                          COMMISSION ONLY (AS PERMITTED
                              BY RULE 14a-6(e)(2))

                         [ ] Definitive Proxy Statement

                      [ ] Definitive Additional Materials.

                    [ ] Soliciting Material under Rule 14a-12

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (check the appropriate box):

                              [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:

          (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              (4) Proposed maximum aggregate value of transaction:

                               (5) Total fee paid:

               [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           (1) Amount Previously Paid:

                (2) Form, Schedule or Registration Statement No.:

                                (3) Filing Party:

                                 (4) Date Filed:

                                 [TORTOISE LOGO]

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-888-728-8784

                                March [___], 2005

Dear Stockholder:

You are  cordially  invited  to attend the annual  meeting  of  stockholders  of
Tortoise Energy Infrastructure  Corporation (the "Company") on Friday, April 15,
2005  at 9:00  a.m.,  Central  Time,  at The  Doubletree  Hotel,  10100  College
Boulevard, Overland Park, Kansas 66210.

The matters  scheduled for  consideration at the meeting are the election of one director of the Company,  granting  the Company the  authority to sell a limited number of its common  shares for less than net asset  value,  subject to certain conditions,  and the  ratification  of the  selection  of  Ernst & Young  LLP as independent  certified  public  accountants  of the  Company for its fiscal year ending  November  30,  2005,  as more  fully  discussed  in the  enclosed  proxy statement.

Enclosed  with this  letter  are  answers  to  questions  you may have about the proposals,  the formal notice of the meeting,  the proxy statement,  which gives detailed  information  about the proposals and why the Board recommends that you vote to approve  each of them,  and the actual proxy for you to sign and return.
If you have any  questions  about the enclosed  proxy or need any  assistance in voting your shares, please call 1-888-728-8784.

Your vote is important.  Please complete, sign, and date the enclosed proxy card and  return it in the  enclosed  envelope.  This will  ensure  that your vote is counted, even if you cannot attend the meeting in person.

                                       Sincerely,

                                       /s/ David J. Schulte

                                       David J. Schulte
                                       CEO and President

                                 [TORTOISE LOGO]

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                       ANSWERS TO SOME IMPORTANT QUESTIONS

Q.   WHAT AM I BEING ASKED TO VOTE "FOR" ON THIS PROXY?

     A.   This proxy contains three proposals:  (i) the election of one director to serve until the 2008 Annual  Stockholder  Meeting;  (ii) granting the Company the  authority to sell a limited  number of its common  shares for less than net asset value, subject to certain conditions;  and (iii) the ratification of Ernst
& Young LLP as the Company's independent  certified public accounts.  Holders of the common shares and holders of the  preferred  shares of the Company will vote together, as a single class, on the matters set forth in (i) and (iii) above and the  holders  of the  common  shares  will vote on the  matter set forth in (ii)
above.  The holders of  preferred  shares are not entitled to vote on the matter set forth in (ii) above.  Stockholders  of the Company  may also  transact  such other business as may properly come before the meeting.

Q.   HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

     A.   The Board of Directors of the Company unanimously  recommends that you vote "FOR" all proposals on the enclosed proxy card.

Q.   HOW CAN I VOTE?

     A.   You can vote by  completing,  signing and dating your proxy card,  and mailing it in the enclosed envelope. You also may vote in person if you are able to attend the meeting.  However, even if you plan to attend the meeting, we urge you to cast your vote by mail. That will ensure that your vote is counted should your plans change.

        This information summarizes information that is included in more detail in the Proxy Statement. We urge you to
                       read the Proxy Statement carefully.

                   If you have questions, call 1-888-728-8784.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-888-728-8784

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Tortoise Energy Infrastructure Corporation:

NOTICE IS HEREBY  GIVEN that the  Annual  Meeting of  Stockholders  of  Tortoise
Energy Infrastructure  Corporation, a Maryland Corporation (the "Company"), will be held on Friday,  April 15, 2005 at 9:00 a.m.  Central Time at The  Doubletree
Hotel,  10100 College  Boulevard,  Overland Park, Kansas 66210 for the following purposes:

     1.   To elect one  director  of the  Company,  to hold office for a term of three years and until his successor is duly elected and qualified;

     2.   To grant the Company  the  authority  to sell a limited  number of its common  shares  for less  than net asset  value,  subject  to  certain conditions;

     3.   To ratify the selection of Ernst & Young LLP as independent  certified public  accountants of the Company for its fiscal year ending November
          30, 2005; and

     4.   To  transact  any other  business  that may  properly  come before the meeting or any adjournment or postponement thereof.

The foregoing  items of business are more fully described in the Proxy Statement accompanying this Notice.

Holders of common  shares and holders of  preferred  shares of the Company  will vote together,  as a single class, to elect the one director and to ratify Ernst
& Young, LLP as the Company's  independent  certified public  accountants.  Only holders of common  shares will vote to grant the Company the authority to sell a limited  number of its common  shares for less than net asset value,  subject to certain  conditions.  Stockholders  may also  transact any other  business  that properly comes before the meeting.

Stockholders of record as of the close of business on March 7, 2005 are entitled to notice of and to vote at the meeting (or any  adjournment or  postponement of the meeting).

                              By Order of the Board of Directors of the Company,

                              /s/ Zachary A. Hamel

                              Zachary A. Hamel
                              Secretary
March [___], 2005
Overland Park, Kansas

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.  WHETHER
OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE,  DATE, SIGN AND RETURN
THE   ENCLOSED   PROXY  AS   PROMPTLY  AS  POSSIBLE  IN  ORDER  TO  ENSURE  YOUR
REPRESENTATION  AT THE MEETING.  A RETURN  ENVELOPE (WHICH POSTAGE IS PREPAID IF
MAILED IN THE UNITED  STATES) IS  ENCLOSED  FOR THAT  PURPOSE.  EVEN IF YOU HAVE
GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE
NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER
NOMINEE  AND YOU WISH TO VOTE AT THE  MEETING,  YOU MUST  OBTAIN FROM THE RECORD
HOLDER A PROXY ISSUED IN YOUR NAME.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                                 1-888-728-8784

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 15, 2005

     This  proxy  statement  is being sent to you by the Board of  Directors  of
Tortoise  Energy  Infrastructure  Corporation  (the  "Company").  The  Board  of
Directors  is asking  you to  complete  and  return  the  enclosed  proxy  card, permitting  your  shares of the  Company  to be voted at the  annual  meeting of stockholders called to be held on April 15, 2005.  Stockholders of record at the close of business on March 7, 2005 (the  "record  date") are entitled to vote at the  meeting.  You are  entitled to one vote for each common  share and for each preferred  share you hold.  This proxy  statement  and enclosed  proxy are first being mailed to stockholders on or about March [___], 2005.

     You should have received the Company's  Annual Report to  stockholders  for the fiscal year ended  November 30, 2004.  If you would like another copy of the
Annual Report,  please write the Company at the address shown at the top of this page or call the Company at 888-728-8784. The report will be sent to you without
charge.    The   Company's    reports   can   be   accessed   on   its   website
(www.tortoiseenergy.com) or on the SEC's website (www.sec.gov).

     Tortoise Capital Advisors,  LLC (the "Advisor") is the Company's investment advisor.  The  Advisor is  controlled  equally by Fountain  Capital  Management,
L.L.C.  and Kansas City Equity Partners LC. As of February 28, 2005, the Advisor
had approximately  $750 million of client assets under  management.  The Advisor may be contacted at the address listed above.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTOR

     At the annual meeting,  one director will be elected to serve for a term of three years and until his successor is duly elected and qualified.  The Board of
Directors  unanimously  nominated  Conrad  S.  Ciccotello,  who is  currently  a director.  Mr. Ciccotello has agreed to serve if elected, and the Company has no reason to believe that he will be unavailable to serve.

     The  persons  named on the  accompanying  proxy card  intend to vote at the meeting  (unless  otherwise  directed)  FOR the election of Mr.  Ciccotello as a director of the Company. Currently the Company has five directors. In accordance with the Company's Articles of Amendment and Restatement, its Board of Directors
is divided  into three  classes of  approximately  equal size.  The terms of the directors of the different classes are staggered.  The terms of Charles E. Heath and  Terry  C.  Matlack  expire  on the  date  of the  2006  annual  meeting  of stockholders  and the terms of John R. Graham and H. Kevin Birzer  expire on the date of the 2007 annual meeting of stockholders. If Mr. Ciccotello is elected at the annual  meeting,  his term will expire at the annual meeting of stockholders in  2008.  Pursuant  to  the  terms  of  the  preferred  shares,  the  preferred stockholders  have the exclusive right to elect two directors to the board.  The board has  designated  Mr. Matlack and Mr. Graham as the directors the preferred stockholders shall have the right to elect.

     The  holders of  preferred  shares of the  Company  will have equal  voting rights with the holders of common shares (i.e., one vote per share). The vote of a plurality of the common shares and the preferred shares of the Company, voting together as a single class, is required to elect Mr. Ciccotello.

     If elected,  Mr.  Ciccotello will hold office until the 2008 annual meeting of  stockholders  or until his successor is duly elected and  qualified.  If Mr.
Ciccotello  is unable to serve  because  of an event  not now  anticipated,  the persons named as proxies may vote for another person  designated by the Board of
Directors.

     The following  table sets forth each Board  member's name, age and address;
position(s)  with the Company and length of time  served;  principal  occupation during the past five years;  the number of  portfolios  in the Fund Complex that each Board member oversees;  and other  directorships held by each Board member.
The Fund Complex is comprised of the  closed-end  funds  advised by the Advisor, and as of March [___],  2005  included the Company and Tortoise  North  American
Energy Corporation.

                               NOMINEE FOR DIRECTOR WHO IS NOT AN INTERESTED PERSON:

------------------------------- --------------------- -------------------------------- ---------------- ----------------
                                                                                          Number of
                                 Positions(s) Held                                      Portfolios in        Other
                                  With Company and                                      Fund Complex      Directorships
                                   and Length of            Principal Occupation         Overseen by        Held by
         Name and Age               Time Served            During Past Five Years          Director         Director
------------------------------- --------------------- -------------------------------- ---------------- ----------------
Conrad S. Ciccotello, 44        Director since 2003   Associate Professor of Risk            Two              None
10801 Mastin Blvd.                                    Management and Insurance,
Suite 222                                             Robinson College of Business,
Overland Park, KS  66210                              Georgia State University since
                                                      1999; Director of Graduate
                                                      Personal Financial Planning
                                                      (PFP) Programs, Editor,
                                                      Financial Services Review
                                                      since 2001 (an academic
                                                      journal dedicated to the study
                                                      of individual financial
                                                      management); Formerly, faculty
                                                      member, Pennsylvania State
                                                      University (1997-1999).

                                REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS:

------------------------------ --------------------- -------------------------------- ---------------- ----------------
                                                                                          Number of
                                                                                        Portfolios in
                                 Positions(s) Held                                          Fund             Other
                                   With Company                                            Complex       Directorships
                                   and Length of           Principal Occupation          Overseen by        Held by
        Name and Age                Time Served           During Past Five Years           Director         Director
------------------------------ --------------------- -------------------------------- ---------------- ----------------
John R. Graham, 59             Director since 2003   Executive-in-Residence and             Two        Erie Indemnity
10801 Mastin Blvd.                                   Professor of Finance, College                     Company; Erie
Suite 222                                            of Business Administration,                       Family Life
Overland Park, KS  66210                             Kansas State University (has                      Insurance
                                                     served as a professor or                          Company;
                                                     adjunct professor since 1970);                    Kansas State
                                                     Chairman of the Board,                            Bank
                                                     President and CEO, Graham
                                                     Capital Management, Inc.  and
                                                     Owner of Graham Ventures;
                                                     formerly, CEO, Kansas Farm
                                                     Bureau Financial Services,
                                                     including seven affiliated
                                                     insurance or financial service
                                                     companies (1979-2000).

Charles E. Heath, 62           Director since 2003   Retired in 1999.  Formerly,            Two        None
10801 Mastin Blvd.                                   Chief Investment Officer,
Suite 222                                            General Electric's Employers
Overland Park, KS  66210                             Reinsurance Corporation
                                                     (1989-1999).  CFA since 1974.

                                  REMAINING DIRECTORS WHO ARE INTERESTED PERSONS:
------------------------------ --------------------- -------------------------------- ---------------- ----------------
                                                                                          Number of
                                                                                        Portfolios in
                                 Positions(s) Held                                          Fund             Other
                                   With Company                                            Complex       Directorships
                                   and Length of           Principal Occupation          Overseen by        Held by
        Name and Age                Time Served           During Past Five Years           Director         Director
------------------------------ --------------------- -------------------------------- ---------------- ----------------
H. Kevin Birzer, 45            Director and          Partner/Senior Analyst,                 Two             None
10801 Mastin Blvd.             Chairman of the       Fountain Capital (1989 -
Suite 222                      Board since 2003      present); Managing Director of
Overland Park, KS  66210                             the Advisor; Formerly,
                                                     President, F. Martin Koenig &
                                                     Co. (1981- 1986); Vice
                                                     President, Corporate Finance
                                                     Department, Drexel Burnham
                                                     Lambert (1986-1989)

Terry C. Matlack, 48           Director, Treasurer   Managing Director, KCEP, a              Two         Trendstar
10801 Mastin Blvd.             and Chief Financial   private equity firm (2001-                          Investment
Suite 222                      Officer since 2003    present); Managing Director of                      Trust (open-end
Overland Park, KS  66210                             the Advisor; Formerly,                              small cap
                                                     President, GreenStreet Capital                      investment fund)
                                                     (1995 - 2001).

     Officers.  Mr. Matlack is the Chief Financial  Officer and Treasurer of the
Company.  The preceding  table gives more  information  about Mr.  Matlack.  The following  table  sets  forth  each  other  officer's  name,  age  and  address;
position(s)  held  with  the  Company  and  length  of  time  served;  principal occupation  during the past five  years;  the number of  portfolios  in the Fund
Complex overseen by each officer;  and other directorships held by each officer.
Each  officer  serves until his  successor is chosen and  qualified or until his resignation or removal.

------------------------------ --------------------- -------------------------------- ---------------- ----------------
                                                                                          Number of
                                                                                        Portfolios in
                                 Positions(s) Held                                          Fund             Other
                                   With Company                                            Complex       Directorships
                                   and Length of           Principal Occupation          Overseen by        Held by
        Name and Age                Time Served           During Past Five Years           Director         Director
------------------------------ --------------------- -------------------------------- ---------------- ----------------
David J. Schulte, 43            President and        Managing Director, KCEP                Two              None
10801 Mastin Blvd.              Chief Executive      (1993-present); Managing
Suite 222                       Officer since 2003   Director of the Advisor; CFA
Overland Park, KS  66210                             since 1992; Member, Global
                                                     Corporate Governance Committee
                                                     of the CFA Institute.

Zachary A. Hamel, 39            Secretary since      Partner/Senior Analyst with            Two             None
10801 Mastin Blvd.              2003                 Fountain Capital
Suite 222                                            (1997-present); Managing
Overland Park, KS  66210                             Director of the Advisor.

Kenneth P. Malvey, 39           Vice President       Partner/Senior Analyst,                Two             None
10801 Mastin Blvd.              since 2003           Fountain Capital Management
Suite 222                                            (2002-present); Managing
Overland Park, KS  66210                             Director of the Advisor;
                                                     Formerly, Investment Risk
                                                     Manager and member of the
                                                     Global Office of Investments,
                                                     GE Capital's Employers
                                                     Reinsurance Corporation (1996
                                                     - 2002).

     Committees  of the Board of  Directors.  The  Company's  Board of Directors
currently has two standing committees:

     •    Executive  Committee.  Messrs.  Birzer and  Matlack are members of the executive committee. The executive committee has authority to exercise the  powers  of the Board (i)  where  assembling  the full  Board in a timely manner is impracticable,  (ii) to address emergency matters, or
          (iii) to address matters of an administrative or ministerial nature.

     •    Audit  Committee.  Messrs.  Ciccotello,  Heath and Graham serve on the audit committee.  The audit committee operates under a written charter adopted and  approved  by the Board.  The Audit  Committee  Charter is attached  hereto as Appendix A and will be  attached  every third year going  forward.  The audit  committee  approves and  recommends to the
          Board the election,  retention or termination of independent auditors;
          approves  services  to be  rendered  by  the  auditors;  monitors  the auditors'  performance;  reviews the results of the  Company's  audit;
          determines  whether  to  recommend  to the  Board  that the  Company's audited  financial  statements  be  included in the  Company's  Annual
          Report;  and  responds  to other  matters  as  outlined  in the  Audit
          Committee  Charter.  Each audit committee  member is  "independent" as defined by the New York Stock Exchange.

     The Board does not currently have a standing nominating committee.  The New
York Stock Exchange does not require boards of directors of closed-end  funds to have a standing nominating committee.  Further, your Board of Directors does not believe a standing  nominating  committee is necessary because the full Board of
Directors currently  participates in the consideration of director nominees. The
Board of  Directors  does not have a  charter  with  respect  to the  duties  it fulfills in its nominating capacity.  The Board of Directors gives consideration to director  candidates  recommended  by  stockholders  in  accordance  with the
Company's Bylaws and the procedures described under "Stockholder Proposals." The
Board  of  Directors  does not  have a  specific  process  for  identifying  and
evaluating  nominees  for  director,   but  when  considering   nominations  for
membership on the Board,  the Board of Directors  seeks to identify  persons who have the highest  capabilities,  judgment and ethical  standards and who have an understanding of the business of the Company.

     The  following  table  shows the number of  meetings  held for the  Company during the fiscal year ended November 30, 2004:

     Board of Directors                                     10
     Executive Committee                                     3
     Audit Committee                                         5

     All of the members of the Board and committee members then serving attended at least 75% of the meetings of the Board of Directors and applicable committees held during the fiscal year.

     Director and Officer  Compensation.  The Company does not compensate any of the  directors who are  interested  persons and does not  compensate  any of its officers. The following table sets forth certain information with respect to the compensation paid by the Company and the Fund Complex during fiscal 2004 to each of the current directors.

                                 Compensation from       Total Compensation
          Name                         Company           from Fund  Complex
          ----                         -------           ------------------
H. Kevin Birzer                           $0                     $0
Terry C. Matlack                          $0                     $0
Conrad S. Ciccotello                 $19,000                $19,000
John R. Graham                       $20,500                $20,500
Charles E. Heath                     $21,000                $21,000

     Required Vote. Mr. Ciccotello will be elected by the vote of a plurality of all shares of the Company  present at the meeting,  in person or by proxy.  Each common share and each preferred share is entitled to one vote.

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT  STOCKHOLDERS  OF THE
COMPANY VOTE "FOR" MR. CICCOTELLO AS A DIRECTOR.

                                  PROPOSAL TWO

                      APPROVAL TO SELL A LIMITED NUMBER OF
                       COMMON SHARES BELOW NET ASSET VALUE

     Since our initial  public  offering,  the Company  sold common  shares in a public  offering and invested the  proceeds in  accordance  with its  investment objectives.  The Investment Company Act of 1940 ("1940 Act") permits such sales, so long as the net sale  price  to the  Company  (after  deduction  of  offering expenses)  is at least equal to the net asset value per share (the "NAV") of its common shares. Additionally, the 1940 Act permits the Company to sell its common shares below NAV with the consent of a majority of its common stockholders.  The
1940 Act  establishes a connection  between  common share net sale price and NAV because when stock is sold at a net sale price below NAV, the resulting increase in the  number of  outstanding  shares  is not  accompanied  by a  proportionate increase in the net assets of the Company.

     The Company  believes that having the ability to issue a limited  number of the  Company's  common  shares below NAV in certain  instances  will benefit all stockholders.  The  Company is  periodically  presented  with  opportunities  to acquire MLP securities at a discount to their

prevailing  market price.  However,  those attractive  investment  opportunities require  the  Company  to make its  investment  commitment  quickly  and to have available cash for the  investment.  Because the Company  generally  attempts to remain fully  invested  and does not intend to maintain  cash for the purpose of making these investments,  the Company may be unable to capitalize on attractive investment  opportunities  presented to it unless it quickly raises capital. The market value of our common shares,  however,  periodically  falls below our NAV, which is not  uncommon  for a  closed-end  fund such as the  Company.  When this happens, the Company is not able to effectively access capital markets to enable it to take advantage of attractive investment opportunities.

     The proposed  resolution  would give the Company the  opportunity  to raise cash and purchase  attractively priced securities even if the net sales price to the Company of our common  shares is below NAV. The Company does not  anticipate selling  common  shares below NAV unless the Company has  identified  attractive near term investment  opportunities that the directors,  including a majority of independent  directors,  reasonably  believe will be  accretive  to  stockholder distributions. Further, to the extent the Company issues common shares below NAV in a publicly registered  transaction,  the market  capitalization and number of publicly  tradable  shares of the Company  will  increase,  thus  affording  all stockholders greater liquidity.

     The Company will only sell common shares below NAV in  accordance  with the following parameters:

     1. The  aggregate  number of the  Company's  common shares issued below NAV will not exceed more than 20% of the Company's  outstanding  common shares as of any offering date. In determining the number of the Company's outstanding common shares,  all common shares outstanding on the date of the stockholder vote shall be deemed to be  outstanding,  as well as all common  shares sold at a net sales price in excess of NAV from and after the date of the stockholder vote. However, common shares  previously sold at a net sales price below NAV will not be deemed to be outstanding for purposes of computing the 20% limitation.

     2. The  Company  will not sell its common  shares at a price to the Company which  represents  a discount of more than 5% of the NAV, as  determined  at any time within 48 hours of pricing of the common shares to be sold below NAV.

     3. The Company will only issue common shares below NAV if a majority of the independent  directors make a  determination  that they  reasonably  expect such issuance to be accretive to stockholder distributions.

     The  persons  named in the  accompanying  proxy card  intend to vote at the meeting  (unless  otherwise  directed) FOR approval of the sale of common shares below NAV.

     Required Vote. The proposal will be approved by the  affirmative  vote of a majority of all outstanding common shares.  Each common share is entitled to one vote. Preferred shares are not entitled to vote on this proposal.

BOARD RECOMMENDATION

THE  BOARD OF  DIRECTORS  OF THE  COMPANY  UNANIMOUSLY  RECOMMENDS  THAT  COMMON
STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE PROPOSAL

TO ALLOW THE COMPANY TO SELL ITS COMMON SHARES BELOW NET ASSET VALUE.

                                 PROPOSAL THREE

                          RATIFICATION OF SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of  Directors  recommends  that the  stockholders  of the Company ratify the selection of Ernst & Young LLP ("E&Y"),  independent certified public accountants,  to audit the  accounts  of the  Company for the fiscal year ending
November  30, 2005.  E&Y's  selection  was approved by the Audit  Committee at a meeting held on January 19, 2005. Their selection also was ratified and approved by the vote,  cast in person,  of a majority of the  directors  of the  Company, including a majority of the  directors who are not  "interested  persons" of the
Company  within  the  meaning  of  the  1940  Act,  as  amended,   and  who  are
"independent" as defined in the New York Stock Exchange listing standards,  at a meeting held on January 19, 2005.

     The  persons  named in the  accompanying  proxy card  intend to vote at the meeting (unless otherwise directed) FOR the ratification of E&Y as the Company's independent  certified public  accountants.  E&Y has audited the accounts of the
Company since prior to the Company's  commencement  of business in February 2004 and does not  have  any  direct  financial  interest  or any  material  indirect financial  interest in the Company.  A  representative  of E&Y is expected to be available  at the meeting and to have the  opportunity  to make a statement  and respond to appropriate  questions from the stockholders.  The Audit Committee of the Board of Directors  meets each year with  representatives  of E&Y to discuss the scope of their  engagement,  review the financial  statements of the Company and the results of their examination.

     Required Vote. E&Y will be ratified as the Company's  independent certified public  accountant by the  affirmative  vote of a majority of all shares present and voting at the  meeting,  in person or by proxy.  Each common  share and each preferred share is entitled to one vote.

                             AUDIT COMMITTEE REPORT

     The audit  committee of the Board of  Directors of the Company  reviews the
Company's annual  financial  statements with both management and the independent auditors,  and the committee meets periodically with the independent auditors to consider their evaluation of the Company's financial and internal controls.

     The audit  committee,  in  discharging  its  duties,  has met with and held
discussions  with  management  and  the  Company's  independent  auditors.   The
committee  has reviewed and  discussed  the audited  financial  statements  with management.  Management  has  represented to the  independent  auditors that the
Company's  financial  statements  were  prepared in  accordance  with  generally accepted accounting principles.

     The audit  committee has also discussed with the  independent  auditors the matters  required to be discussed by the Statement on Auditing  Standards No. 61
(Communications with Audit Committees). The independent auditors provided to the committee  the written  disclosure  required  by  Independence  Standards  Board
Standard  No.  1  (Independence  Discussions  with

Audit  Committees),  and the committee  discussed  with  representatives  of the independent auditors their firm's independence.

     Based on the audit  committee's  review and discussions with management and the independent  auditors,  the representations of management and the reports of the independent  auditors to the committee,  the committee  recommended that the
Board include the audited financial statements in the Company's Annual Report.

     The members of the  Company's  Audit  Committee  are Conrad S.  Ciccotello,
Charles E. Heath and John R. Graham.

                              INDEPENDENT AUDITORS

     On  January  19,  2005,  the  Company's  audit   committee   selected  E&Y,
independent certified public accountants,  to audit the books and records of the
Company for its fiscal year ending November 30, 2005.

                             AUDIT AND RELATED FEES

     Audit Fees. For professional services rendered with respect to the audit of the Company's financial statements and the review of the Company's statutory and regulatory  filings for its last fiscal  year,  the Company paid E&Y fees in the approximate  amount of $67,500.  The Company was formed on October 29, 2003, and thus did not pay E&Y any fees prior to that date.

     Audit-Related  Fees. The Company did not pay E&Y any fees for assurance and related  services  reasonably  related to the  performance  of the audits of the
Company's annual financial statements for its last fiscal year.

     Tax Fees. For professional services for tax compliance,  tax advice and tax planning  for  its  last  fiscal  year,  the  Company  paid  to E&Y  fees in the approximate amount of $14,300.

     All Other Fees.  The Company  did not pay E&Y any fees for  services  other than those  described  above  during its last fiscal  year.  The Advisor and its affiliates  performing  services  for the  Company  did not pay any  fees to E&Y during the  Company's  most  recent  fiscal year for  services  other than those described above.

     Aggregate  Non-Audit  Fees. The Company did not pay E&Y any amounts for any non-audit services during the Company's last fiscal year.

     In addition, neither the Advisor nor any entity controlling, controlled by, or under common control with the Advisor that provides  ongoing  services to the
Company paid E&Y for any non-audit services during its last two fiscal years.

     On July 15, 2004, the Audit Committee of the Company  adopted  pre-approval polices and procedures.  Since the adoption of such policies and procedures, the
Audit Committee has  pre-approved all audit and non-audit  services  provided by
E&Y, and all non-audit  services provided by E&Y for the Advisor,  or any entity controlling,  controlled  by, or under  common  control  with the  Advisor  that provides ongoing  services to the Company,  that are related to the operation of the Company.

     The audit  committee of the Company has considered  whether E&Y's provision of services  (other  than audit  services to the  Company) to the  Company,  the
Advisor or any entity  controlling,  controlled by, or under common control with the Advisor that provide  services to the Company is compatible with maintaining
E&Y's independence in performing audit services.

                                  OTHER MATTERS

     The Board of  Directors of the Company  knows of no other  matters that are intended to be brought  before the meeting.  If other  matters are presented for action,  the  proxies  named in the  enclosed  form of proxy  will vote on those matters in their sole discretion.

                       MORE INFORMATION ABOUT THE MEETING

     Stockholders.  At the record date, the Company had the following numbers of shares issued and outstanding:

                    Common Shares                     Preferred Shares
                        [____]                             [____]

     At March [___],  2005,  each  director  beneficially  owned (as  determined pursuant to Rule 16a-1(a)(2)  under the Securities  Exchange Act of 1934) shares of the Company and in all Funds  overseen by each Director in the same Family of
Investment Companies having values within the indicated dollar ranges.

                                                       Aggregate Dollar Range of
                                                            Holdings in Funds
                                                         Overseen by Director in
                         Aggregate Dollar Range of         Family of Investment
     Director             Holdings in the Company              Companies¹
     --------            -------------------------     -------------------------
 H. Kevin Birzer               Over $100,000                 Over $100,000
 Terry C. Matlack              Over $100,000                 Over $100,000
 Conrad S. Ciccotello        $50,001 - $100,000           $50,001 - $100,000
 John R. Graham                Over $100,000                 Over $100,000
 Charles E. Heath              Over $100,000                 Over $100,000

     At March [___],  2005,  each  director,  the officers and the directors and officers as a group,  beneficially  owned (as determined  pursuant to Rule 13d-3 under the Securities  Exchange Act of 1934) shares of the Company (or percentage of outstanding shares) as follows:

----------------------------------------
¹Includes the Company and Tortoise North American Energy Corporation.

                                       10

                              Number of                Number of
 Directors and Officers     Common Shares     %     Preferred Shares     %
 ----------------------     -------------   -----   ----------------   -----

H. Kevin Birzer               23,657.72 1     *          - 0 -          N/A
Terry C. Matlack               4,406.54       *          - 0 -          N/A
Conrad S. Ciccotello           1,940.00       *          - 0 -          N/A
John R. Graham                10,060.76 2     *          - 0 -          N/A
Charles E. Heath               8,000.00       *          - 0 -          N/A
David J. Schulte               7,022.51 3     *          - 0 -          N/A
Zachary A. Hamel               2,959.82       *          - 0 -          N/A
Kenneth P. Malvey              2,222.12 4     *          - 0 -          N/A

Directors and Officers
as a Group                    60,269.47       *          - 0 -          N/A

*Indicates less than 1%.
1Includes 600 shares owned by Mr. Birzer's children.
2Includes  4.000 shares owned by Master  Teacher  Employee  Benefit  Trust.  Mr.
Graham is the  trustee  of this  trust and thus has sole  investment  and voting power.  He, however,  disclaims  beneficial  ownership of all shares held by the trust.
3Includes 2,600 shares owned by Mr. Schulte's children.
4Includes 100 shares owned by Mr. Malvey's children.

     At March [___],  2005, no director or officer held preferred  shares of the
Company.

     At March [___], 2005, to the knowledge of the Company, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding shares of the Company.

     Investment  Advisory  Agreement.  Pursuant  to  the  terms  of an  Advisory
Agreement  between the Company and Tortoise  Capital  Advisors LLC ("TCA"),  the
Company pays to TCA quarterly, as compensation for the services rendered by TCA, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed
Assets.  Managed  Assets  means the total assets of the Company  (including  any
assets   attributable  to  leverage  that  may  be  outstanding)  minus  accrued liabilities other than (1) deferred taxes, (2) debt entered into for the purpose of leverage,  and (3) the aggregate  liquidation  preference of any  outstanding preferred stock. TCA has contractually  agreed to waive or reimburse the Company for fees and expenses,  including the investment advisory fee and other expenses in the amount of 0.23% of the average  monthly  Managed Assets through  February
28, 2006 and 0.10% of the average  monthly  Managed Assets through  February 28,
2009.  In its last fiscal year the Company paid the net amount of  $2,006,155 to
TCA under the Advisory  Agreement.  TCA is owned directly or indirectly by David
J. Schulte, CEO and President of the Company;  Terry Matlack, a director and the
Chief Financial Officer and Treasurer of the Company; H. Kevin Birzer,  director and  Chairman of the Board of the  Company,  Zachary A. Hamel,  Secretary of the
Company, and Kenneth P. Malvey, Vice President of the Company, among others.

     How Proxies Will Be Voted. All proxies  solicited by the Board of Directors that are properly  executed and received prior to the meeting,  and that are not revoked, will be voted at the meeting.  Shares represented by those proxies will be  voted in  accordance  with  the  instructions  marked  on the  proxy.  If no instructions are specified, shares will be counted as a vote FOR the proposals.

                                       11

     How To Vote. Complete,  sign and date the enclosed proxy card and return it in the enclosed envelope.

     Expenses and Solicitation of Proxies.  The expenses of preparing,  printing and mailing the  enclosed  proxy card,  the  accompanying  notice and this proxy statement and all other costs,  in connection  with the  solicitation of proxies will be borne by the Company.  The Company may also reimburse banks, brokers and others for their reasonable  expenses in forwarding proxy solicitation  material to the  beneficial  owners  of  shares of the  Company.  In order to obtain  the necessary  quorum at the meeting,  additional  solicitation may be made by mail, telephone,  telegraph, facsimile or personal interview by representatives of the
Company,  the Advisor,  the  Company's  transfer  agent,  or by brokers or their representatives  or by a solicitation firm that may be engaged by the Company to assist  in proxy  solicitations.  Any  costs  associated  with  such  additional solicitation are not anticipated to be significant. The Company will not pay any representatives  of the Company or the Advisor any additional  compensation  for their efforts to supplement proxy solicitation.

     Revoking a Proxy. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter  saying that you are  revoking  your proxy to the
Secretary  of the  Company at the  Company's  offices  located  at 10801  Mastin
Boulevard,  Suite 222, Overland Park,  Kansas 66210; (2) properly  executing and sending a later-dated proxy; or (3) attending the meeting,  requesting return of any previously delivered proxy, and voting in person.

     Quorum, Voting at the Meeting, and Adjournment.  The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast  (without  regard to class)  constitutes  a quorum.  For  purposes of determining  the  presence  or absence of a quorum and for  determining  whether sufficient  votes have been received for approval any matter to be acted upon at the meeting, abstentions and broker non-votes will be treated as shares that are present at the meeting but have not been voted. Abstentions and broker non-votes will have no effect on the outcome of the voting on proposals one and three, but will have the same effect as votes cast against proposal two.

     If a quorum  is not  present  in  person  or by proxy at the  meeting,  the chairman of the meeting or the  stockholders  entitled to vote at such  meeting, present in person or by proxy,  have the power to adjourn  the meeting to a date not more than 120 days after the original  record date without notice other than announcement at the meeting.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

     Section  30(h) of  Investment  Company Act of 1940 and Section 16(a) of the
Securities  Exchange Act of 1934 require the  Company's  directors and officers, investment advisor, affiliated persons of the investment advisor and persons who own more than 10% of a registered  class of the Company's  equity  securities to file forms reporting their affiliation with the Company and reports of ownership and  changes in  ownership  of the  Company's  shares  with the  Securities  and
Exchange  Commission (the "SEC") and the New York Stock Exchange.  Those persons and entities are required by SEC  regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of those forms furnished to the Company, the Company believes that its directors and officers, investment advisor and affiliated  persons of the investment advisor have complied with all applicable Section 16(a) filing requirements during

                                       12

the last fiscal year. To the  knowledge of management of the Company,  no person owns beneficially more than 10% of a class of the Company's equity securities.

                                 ADMINISTRATORS

     The Company has entered into an  administration  agreement with US Bancorp, whose principal business address is 615 E. Michigan Street, Milwaukee, Wisconsin
53202.

                           STOCKHOLDER COMMUNICATIONS

     Stockholders  are able to send  communications  to the Board of  Directors.
Communications  should be  addressed  to the  Secretary  of the  Company  at its principal  offices at 10801 Mastin  Boulevard,  Suite 222, Overland Park, Kansas
66210. The Secretary will forward any  communications  received  directly to the
Board of  Directors.  The  Company  does not have a policy  with regard to Board attendance at annual meetings. This is the Company's first annual meeting.

                              STOCKHOLDER PROPOSALS

     A stockholder  proposal for  consideration at the 2006 annual  stockholders meeting of the Company should be submitted in writing  pursuant to Rule 14a-8 of the  Securities  Exchange  Act of 1934 to the  Secretary of the Company at 10801
Mastin  Boulevard,  Suite 222,  Overland  Park,  Kansas 66210,  not earlier than
November 15, 2005, nor later than 5:00 p.m., Central Time on January 27, 2006. A stockholder  wishing  to  provide  notice  in  the  manner  prescribed  by  Rule
14a-4(c)(1)  of a proposal  submitted  outside of the process of Rule 14a-8 must submit such written  notice to the Company not later than January 29, 2006.  Any proposal  shall be included in a written  notice that  includes the  information required by the Company's Bylaws.  Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

                                       By Order of the Board of Directors

                                       /s/ Zachary A. Hamel

                                       Zachary A. Hamel
                                       Secretary

March [___], 2005

                                       13

                                                                    APPENDIX A

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                                 (the "Company")

                             AUDIT COMMITTEE CHARTER

I.       PURPOSE

         The Audit Committee is a committee of the Board of the Company. Its primary function is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the
Audit Committee.

         The Audit Committee serves as an independent and objective party to oversee the Company's accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit
Committee assists Board oversight of (1) the integrity of the Company's financial statements; (2) the Company's compliance with legal and regulatory requirements; (3) the independent auditors' qualifications and independence; and
(4) the performance of the Company's independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Company management and the Board.¹

         o        Company management has the primary responsibility to establish and maintain systems for accounting, reporting and internal controls, which functions may be delegated to an accounting service agent or custodian, provided Company management
                  provides adequate oversight.

         o        The independent auditors have the primary responsibility to plan and implement a proper audit of the Company's financial statements, including consideration of the Company's
                  accounting, reporting and internal control practices.

         The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.²

         Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

--------------------------------------------------------------------------------

¹ The New York Stock Exchange Corporate Governance Standards require the Audit
Committee's charter to address, as one of the Committee's purposes, that it assist Board oversight of "the performance of the company's internal audit function." Since the Company has no internal audit function, this has not been included as one of the purposes of the Committee.

² The Audit Committee also has as a purpose the preparation of an audit committee report to be included in the annual proxy statement. This report is described in footnote 8.

II.      COMPOSITION

         The Audit Committee shall be comprised of all independent board members who, in the opinion of the Board, are free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For these purposes, a board member is considered an independent board member if:

          o    he or she is not an "interested person" of the Company as that term is defined in the Investment Company Act of 1940;

          o    he or she does not accept, directly or indirectly, any
               consulting, advisory, or other compensatory fee from the Company
               (except in the capacity as a Board or committee member); and

          o    he or she meets the independence requirements set forth in the
               New York Stock Exchange Listed Company Manual, Section 303A.07.

         Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment. The
Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an "audit committee financial expert"¹ as defined in Form N-CSR. The Audit Committee will submit such determination to the
Board for its final determination. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

         Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs from time to time, at the expense of the Company.

         The members of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.
Unless a Chairman is elected by the Board, the Chairman shall be elected annually be a majority vote of the members of the Audit Committee.

         The Audit Committee shall have unrestricted access to the independent auditors and the executive and financial management of the Company. The Audit
Committee shall have the

--------------------------------------------------------------------------------

¹ An "audit committee financial expert" of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

resources and authority appropriate to discharge its responsibilities, including the authority in its discretion to retain special legal, accounting or other experts or consultants to advise the Audit Committee at the expense of the
Company if, in the Audit Committee's judgment, that is appropriate.

III.     MEETINGS

         The Audit Committee shall meet two times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee. With a view to fostering open communication, the Audit Committee shall meet at least annually with senior Company management responsible for accounting and financial reporting and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

          A.   Charter. Review this Charter annually and recommend changes, if any, to the Board.

          B.   Internal Controls.

               1.   Review annually with Company management and the independent auditors:

                    a.   the organizational structure, reporting relationship,
                         adequacy of resources and qualifications of the senior
                         Company management personnel responsible for accounting
                         and financial reporting;

                    b.   their separate evaluations of the adequacy and
                         effectiveness of the Company's system of internal
                         controls, including those of the Company's service
                         providers; and

                    c.   any significant findings related to the Company's
                         systems for accounting, reporting and internal
                         controls, in the form of written observations and
                         recommendations (including any management letter), and
                         Company management's written response.

               2.   Establish procedures for the receipt, retention and
                    treatment of complaints received by the Company and/or the
                    Audit Committee regarding accounting, internal accounting
                    controls or auditing matters and the confidential, anonymous submission by officers of the Company or employees of the
                    Adviser or any other service provider to the Company of
                    concerns regarding questionable accounting or auditing
                    matters.

               3.   Review annually with Company management and the independent auditors, policies for valuation of Company portfolio
                    securities, and the frequency and magnitude of pricing
                    errors.

          C.   Independent Auditors.

               1.   Approve and recommend to the Board, the selection, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent
                    auditors. Such selection shall be pursuant to a written
                    engagement letter approved by the Audit Committee, which
                    shall provide that:

                    o    The Audit Committee shall be directly responsible for
                         the appointment, compensation, retention and oversight
                         (such oversight shall include resolving any
                         disagreements between Company management and the
                         independent auditors regarding financial reporting) of
                         the independent auditors; and

                    o    The independent auditors shall report directly to the
                         Audit Committee.

               2.   Pre-approve any engagement of the independent auditors to
                    provide any non-prohibited services to the Company,
                    including the fees and other compensation to be paid to the independent auditors.¹

                    o    The Chairman of the Audit Committee may grant the
                         pre-approval referenced above for non-prohibited
                         services for engagements of less than $5,000.

                    o    All such delegated pre-approvals shall be presented to
                         the Audit Committee no later than the next Audit
                         Committee meeting.

               3.   Pre-approve any engagement of the independent auditors,
                    including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate"² of the Adviser
                    providing ongoing services to the Company), if the
                    engagement relates directly to the operations and financial reporting of the Company.

--------------------------------------------------------------------------------

¹ Pre-approval of non-audit services for the Company pursuant to Section IV.C. 2 above is not required if:(a) the aggregate amount of all non-audit services provided to the Company is no more than 5% of the total fees paid by the Company to the independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by Company management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by Company management and the Audit Committee approves them (which may be by delegation)
prior to the completion of the audit.

² "Control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

                    o    The Chairman of the Audit Committee may grant the
                         pre-approval referenced above for non-prohibited
                         services for engagements of less than $5,000.

                    o    All such delegated pre-approvals shall be presented to
                         the Audit Committee no later than the next Audit
                         Committee meeting.

               4.   On an annual basis, request, receive in writing and review a report by the independent auditors describing:

                    o    the independent auditors' internal quality-control
                         procedures;

                    o    any material issues raised by the most recent internal
                         quality-control review, or peer review, of the
                         independent auditors, or by any inquiry or
                         investigations by governmental or professional
                         authorities, within the preceding five years,
                         respecting one or more independent audits carried out
                         by the independent auditors, and any steps taken to
                         deal with any such issues; and

                    o    all relationships between the independent auditors and
                         the Company, so as to assess the auditors'
                         independence, including identification of all
                         relationships the independent auditors have with the
                         Company and all significant relationships the
                         independent auditors have with the Adviser (and any
                         "control affiliate" of the Adviser) and any material
                         service provider to the Company (including, but not
                         limited to, disclosures regarding the independent
                         auditors' independence required by Independence
                         Standards Board Standard No. 1 and compliance with the
                         applicable independence provisions of Rule 2-01 of
                         Regulation S-X).

                    In assessing the auditors' independence, the Audit Committee shall take into account the opinions of Company management.
                    The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that
                    the Board take appropriate action, if any, in response to
                    the independent auditors' report to satisfy itself of the
                    independent auditors' independence.

               5.   On an annual basis, meet with the independent auditors and
                    Company management to review the arrangements for and scope of the annual audit for the current year and the audit
                    procedures to be utilized.

               6.   Review the management letter, if any, prepared by the
                    independent auditors and Company management's response.

               7.   Review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in
                    order to assure continuing auditor

                    independence, there should be regular consideration of
                    rotation of the firm serving as independent auditors).

          D.   Financial Reporting Processes.

               1.   Review with Company management and the independent auditors, the Company's audited financial statements, including
                    management's discussion of Company performance, and
                    recommend to the Board, if appropriate, that the audited
                    financial statements be included in the Company's annual
                    report to shareholders required by Section 30(e) of the
                    Investment Company Act of 1940 and Rule 30d-1 thereunder;

               2.   Review the Company's policy and procedures with respect to declaring dividends and issuing dividend announcements and related press releases, as well as financial information and dividend guidance provided to analysts and rating agencies;
                    and

               3.   Review with Company management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by
                    Statement on Auditing Standards No. 61 (Communications with
                    Audit Committees) and 90 (Audit Committee Communications),
                    including:

                    o    the independent auditors' judgments about the quality,
                         and not just the acceptability, of the Company's
                         accounting principles as applied in its financial
                         reporting;

                    o    the process used by Company management in formulating
                         estimates and the independent auditors' conclusions
                         regarding the reasonableness of those estimates;

                    o    all significant adjustments arising from the audit,
                         whether or not recorded by the Company;

                    o    when the independent auditors are aware that Company
                         management has consulted with other accountants about
                         significant accounting and auditing matters, the
                         independent auditors' views about the subject of the
                         consultation;

                    o    any disagreements with Company management regarding
                         accounting or reporting matters;

                    o    any difficulties encountered in the course of the
                         audit, including any restrictions on the scope of the
                         independent auditors' activities or on access to
                         requested information; and

                    o    significant deficiencies in the design or operation of
                         internal controls.

          4.   Receive annually a report from the independent auditors to the
               Audit Committee of any changes to the previously reported
               information regarding:

               a.   all critical accounting policies and practices to be used;

               b.   all alternative treatments of financial information within
                    GAAP for policies and practices related to material items
                    that have been discussed with Company management, the
                    ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

               c.   other material written communications between the
                    independent auditors and Company management including, but not limited to, any management letter or schedule of
                    unadjusted differences; and

               d.   all non-audit services provided to an entity in the
                    "investment company complex"¹ as defined in paragraph
                    (f)(14) of Rule 2-01 of Regulation S-X that were not
                    pre-approved by the Audit Committee.

               If the communication is not within 90 days prior to the filing of the Company's annual financial statements with the SEC, the independent auditors shall provide an update in the 90 day period prior to the filing.

          5.   Review, initially, with Company management and the independent auditors, the process for developing the Company's "disclosure controls and procedures"² as defined in Rule 30a-3(c) under the
               Investment Company Act of 1940 and thereafter any significant changes thereto.

--------------------------------------------------------------------------------

¹ "Investment company complex" includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

² "Disclosure controls and procedures" means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR is accumulated and communicated to the investment company's management, including its principal executive

          6.   Receive a report, semi-annually, from Company management that all necessary certifications have been made under Sarbanes-Oxley Act of 2002.

          7.   Review with Company management and the independent auditors a report by Company management covering any Form N-CSR filed, and any required certification of such filing, along with the results of Company management's most recent evaluation of the Company's
               "disclosure controls and procedures."

          8.   Ask Company management, the Company's accounting services agent and the independent auditors to review significant changes to elected tax accounting policies and their effect on amounts distributed and reported to shareholders for Federal tax purposes and review any material accounting, tax, valuation or
               recordkeeping issues that may affect the Company, its financial statements or the amount of its dividends or distributions.

     E.   Process Improvements

          To the extent appropriate, review with the independent auditors and
          Company management significant changes or improvements in accounting and auditing processes that have been implemented.

     F.   Legal and Compliance

          1.   Review any legal or regulatory matters that arise that could have a material impact on the Company's financial statements.

          2.   Review policies and procedures with respect to financial
               statement risk assessment and risk management, including the steps Company management has taken to monitor and control such risk exposures.

         3.   Establish clear hiring policies for the Company with respect to employees or former employees of the independent auditors.

     G.   Other Responsibilities

          1.   Review, annually, the performance of the Audit Committee.

          2.   Prepare a report of the Audit Committee as required to be
               included in the annual proxy statement.¹

--------------------------------------------------------------------------------
officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
² Item 306 of Regulation S-K requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the
Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has

          3.   Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Company, if, in the Committee's judgment, that is appropriate.

          4.   Perform any other activities consistent with this Charter, the
               Company's Articles of Incorporation, Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

          5.   Maintain minutes of committee meetings, report its significant activities to the Board, and make such recommendations to the
               Board as the Audit Committee may deem necessary or appropriate.

     V.   FUNDING

         The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Company; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit
Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                                    * * * * *

         Adopted December 12, 2003
         Amended July 15, 2004

--------------------------------------------------------------------------------
discussed with the independent auditors the matters required to be discussed by
SAS 61, (3) the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard
No. 1, and has discussed with the independent auditors their independence, and
(4) based on the review and discussions referred to in paragraphs (1) through
(3), the Audit Committee recommended to the Board that the audited financial statements be included in the Company's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1
thereunder.

PROXY                                                                VOTE TODAY

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 15, 2005

The undersigned holder of common shares and/or preferred shares appoints David
J. Schulte and Terry C. Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Infrastructure Corporation to
be held on April 15, 2005 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

 YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                    USING THE ENCLOSED POSTMARKED ENVELOPE.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------

                                  [  ] Mark this box with an X if you have made
                                       changes to your name or address details above.

 ANNUAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
AND, ABSENT DIRECTION, WILL BE VOTED "FOR" THE PROPOSALS.

A.   ELECTION OF DIRECTORS

1.   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEE BELOW.

                                    FOR              WITHHOLD

         Conrad S. Ciccotello       [   ]            [   ]

B .      ISSUES

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL AND
RATIFICATION BELOW.

2.   Approval of the Company's Sale of Common Shares below Net Asset Value
     ("NAV") subject to the following conditions: (i) the aggregate number of common shares issued below NAV will not exceed more than 20% of the
     Company's outstanding common shares as of any offering date; (2) the
     Company will not sell its common shares at a price to the Company which represents a discount of more than 5% of the NAV, as determined at any time within 48 hours of pricing of the common shares to be sold below NAV; and
     (3) the Company will only issue common shares below NAV if a majority of the independent directors make a determination that they reasonably expect that such issuance will be accretive to stockholder distributions.

         FOR      AGAINST   ABSTAIN

         [   ]    [   ]     [   ]

ONLY COMMON SHAREHOLDERS ARE ENTITLED TO VOTE ON THE MATTER ABOVE. IF A HOLDER
OF PREFERRED SHARES VOTES ON THIS MATTER, ITS VOTE WILL BE DISREGARDED.

3. Ratification of Ernst & Young LLP:

         FOR      AGAINST  ABSTAIN

         [   ]    [   ]    [   ]

C.   NON-VOTING ISSUE

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING                  [   ]

D.   AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
     INSTRUCTIONS TO BE EXECUTED

Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.

Signature 1 -                          Signature 2 -                          Date
Please keep signature within the box   Please keep signature within the box   (mm/dd/yyyy)

------------------------------------   ------------------------------------   -----------------